UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2022

10X CAPITAL VENTURE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, 85th Floor

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 257-0069

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VXCB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 14, 2022, 10X Capital Venture Acquisition Corp. III (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”), including the issuance of 3,900,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000. 15,000 additional Units may be purchased by the underwriters under a 45-day option granted to them by the Company to cover any additional over-allotments.

On January 14, 2022, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 1,153,000 units (the “Private Placement Units”) to 10X Capital SPAC Sponsor III LLC (the “Sponsor”) and Cantor Fitzgerald & Co. at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $11,530,000. 881,000 of the Private Placement Units were sold to the Sponsor and 272,000 of the Private Placement Units were sold to Cantor Fitzgerald & Co.

A total of $304,500,000 (equal to $10.15 per Unit), comprised of $294,780,000 of the proceeds from the IPO (which amount includes $14,280,000 of the underwriters’ deferred commission) and $9,720,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 14, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 14, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name: Hans Thomas
Title: Chief Executive Officer and Chairman

Dated: January 21, 2022